UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2008

FOAMEX INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania 19061
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 859-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreements with John G. Johnson, Jr., Robert M. Larney, Andrew M. Thompson, Donald W. Phillips and Darrell Nance

Effective May 12, 2008, Foamex International Inc. and its primary operating subsidiary Foamex, L.P. (collectively, the “Company”) amended its employment agreement with John G. Johnson, Jr. Under the amendment, Mr. Johnson waived any right or alleged right that he may have under the employment agreement to accelerated vesting of equity awards in the event of a change of control of the Company in connection with the transactions contemplated by the Equity Commitment Agreement, dated April 1, 2008, between the Company and each of D.E. Shaw Laminar Portfolios, L.L.C., Sigma Capital Associates, LLC, CDGO, LLC and Q Funding III, L.P. (the “Johnson Amendment”) All other terms of the employment agreement remain the same.

Additionally, effective May 12, 2008, the Company amended its employment agreement with Robert M. Larney to reflect the terms set forth in the Johnson Amendment described above.

Additionally, effective May 12, 2008, the Company amended its employment agreement with Andrew M. Thompson to reflect the terms set forth in the Johnson Amendment described above.

Additionally, effective May 12, 2008, the Company amended its employment agreement with Donald W. Phillips to reflect the terms set forth in the Johnson Amendment described above.

Additionally, effective May 12, 2008, the Company amended its change in control protection agreement with Darrell Nance to reflect the terms set forth in the Johnson Amendment described above.

The foregoing summaries of the amendments are qualified in their entirety by reference to the full text of the amendments, which are attached to this filing. Interested parties should read the documents in their entirety.

Item 8.01 – Other Events.

On June 13, 2008, the Company issued a press release announcing that it has set June 20, 2008 at the close of trading as the Record Date for its previously-announced rights offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.68	Second Amendment Employment Agreement, effective as of May 12, 2008, between Foamex International, Foamex L.P. and John G. Johnson, Jr.

10.69	First Amendment to Employment Agreement, effective as of May 12, 2008, between Foamex International, Foamex L.P. and Robert M. Larney.
10.70	Second Amendment to Employment Agreement, effective as of May 12, 2008, between Foamex International, Foamex L.P. and Andrew M. Thompson.
10.71	Second Amendment to Employment Agreement, effective as of May 12, 2008, between Foamex International, Foamex L.P. and Donald W. Phillips.
10.72	Second Amendment to Change in Control Protection Agreement, effective as of May 12, 2008, between Foamex International and Darrell Nance.
99.1	Press Release, dated June 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2008

FOAMEX INTERNATIONAL INC.

By:	/s/ John G. Johnson, Jr.
Name:	John G. Johnson, Jr.
Title:	President and Chief Executive Officer

EXHIBITS

10.68	Second Amendment Employment Agreement, effective as of May 12, 2008, between Foamex International, Foamex L.P. and John G. Johnson, Jr.
10.69	First Amendment to Employment Agreement, effective as of May 12, 2008, between Foamex International, Foamex L.P. and Robert M. Larney.
10.70	Second Amendment to Employment Agreement, effective as of May 12, 2008, between Foamex International, Foamex L.P. and Andrew M. Thompson.
10.71	Second Amendment to Employment Agreement, effective as of May 12, 2008, between Foamex International, Foamex L.P. and Donald Phillips.
10.72	Second Amendment to Change in Control Protection Agreement, effective as of May 12, 2008, between Foamex International and Darrell Nance.
99.1	Press Release, dated June 13, 2008.

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